UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-22437

Guggenheim Build America Bonds Managed Duration Trust
(Exact name of registrant as specified in charter)
227 West Monroe, Chicago, IL, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2014 - May 31, 2015

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GBAB

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gbab, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

May 31, 2015

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the 12-month period ended May 31, 2015.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of taxable municipal securities known as Build America Bonds or BABs.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2015, the Trust provided a total return based on market price of 7.52% and a total return based on NAV of 7.64%. As of May 31, 2015, the Trust’s market price of $21.64 per share represented a discount of 7.32% to its NAV of $23.35 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. NAV performance data reflects fees and expenses of the Trust.

From June 2014 through May 2015, the Trust paid monthly distributions of $0.13817 per share, representing an annualized distribution rate of 7.66% based on the Trust’s closing market price of $21.64 on May 31, 2015. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 40 for more information on distributions for the period.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 59 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 3

May 31, 2015

To learn more about the Trust’s performance and investment strategy for the annual period ended May 31, 2015, we encourage you to read the Questions & Answers section of this report, which begins on page 5. We are honored that you have chosen the Guggenheim Build America Bonds Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Build America Bonds Duration Trust
June 30, 2015

4 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2015

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; and James E. Pass, Senior Managing Director. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the 12-month period ended May 31, 2015.

What were the most important developments in the Trust over the past 12 months?

The Trust’s performance was strong for the period, as interest rates remained low and credit fundamentals were stable. The Trust experienced excess performance for the period, returning 7.52%, compared with the 6.27% return of the Bank of America Merrill Lynch Build America Bond Index. The outperformance was due to the Trust’s lower duration as rate volatility increased over the period, security selection within the Build America Bonds (“BABs”) market, and the diversification impact of the 20% of the portfolio allocated to non-BABs. The Trust entered into interest rate swaps over the period to help protect the portfolio from interest rate volatility.

What is the Trust’s investment objective and how is it pursued?

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as BABs. Under normal market conditions, the Trust invests at least 80% of its managed assets (net assets plus leverage) (“Managed Assets”) in BABs. The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”), municipal securities, the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans, and other income-producing securities.

At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings, pursuant to the Act. In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 5

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market.

The Sub-Adviser employs investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. At May 31, 2015, the Trust’s duration was approximately 8 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)

The Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps, and futures contracts, in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser used derivative instruments to manage the duration of the Trust’s portfolio during the period. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.

What were the significant events affecting the economy and market environment over the past 12 months?

As of May 31, 2015, the U.S. economic expansion is beginning to approach its late stages, but remains strong. Harsh winter weather caused U.S. growth to slow dramatically in the first quarter of 2015. However, the underlying fundamentals of the economy are positive and there is likely to be a bounce-back over the summer, reminiscent of the 2014 experience.

An improving labor market, rising family household formation numbers, and tight housing inventory all point to a rebound in the domestic housing market, which is key to the ongoing recovery. Lower energy prices are acting as a tax cut for the U.S. consumer. Ideally this would free up discretionary spending in other areas, of which we have seen some evidence.

Liquidity from foreign central banks and comparatively attractive U.S. yields are encouraging foreign investors to buy risk assets in the U.S., but the flip side to these global flows is more volatility both in the U.S. and overseas. The U.S. Federal Reserve (Fed) continues to be concerned about creating asset price bubbles, and appears eager to raise rates, although it will likely wait for further signs of a rebound in growth, and rising inflation. The Fed is focused on wage growth, an indicator of inflationary pressure. With recent minimum wage increases and a falling unemployment rate, wages could begin to accelerate this year. The likely timeframe for a rate hike appears to be drawing nearer, perhaps as early as September 2015. However, we expect the Fed to be cautious and to raise rates slowly, with ample time to assess the market reaction.

6 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

Oil remains a key factor in the global outlook. Despite the recent rally in prices, U.S. production continues to increase and inventory levels are extremely high. The global market is likely to remain oversupplied through the end of 2015, limiting how far prices can rise.

The economy in Europe has been strengthening on the back of European Central Bank quantitative easing and depreciation of the euro. In Japan, the impact of ongoing monetary accommodation on the economy is more muted, but the “Abenomics” is likely to continue to be supportive of the equities markets. The Chinese economy is slowing down and policymakers appear likely to continue to ease monetary policy and do whatever is necessary to maintain growth at an acceptable level in the near term.

Liquidity coming out of Europe and other parts of the world is maintaining the positive environment for U.S. risk assets. Given the subdued performance in the first quarter due to concerns over strength of the dollar and the impact on earnings, investors may be reconsidering the adage of “selling in May and going away.” The period leading up to Fed tightening historically has been good for equities and room still exists for multiples to expand, even though valuations overseas are more attractive than for U.S. stocks. Historically, credit spreads don’t widen significantly until defaults rise, and that usually does not take place until one to two years after the Fed begins to tighten monetary policy.

How did the Trust perform for the 12 months ended May 31, 2015?

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2015, the Trust provided a total return based on market price of 7.52% and a total return based on NAV of 7.64%. As of May 31, 2015, the Trust’s market price of $21.64 per share represented a discount of 7.32% to its NAV of $23.35 per share. As of May 31, 2014, the Trust’s market price of $21.69 per share represented a discount of 6.75% to its NAV of $23.26 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. NAV performance data reflects fees and expenses of the Trust.

From June 2014 through May 2015, the Trust paid monthly distributions of $0.13817 per share, representing an annualized distribution rate of 7.66% based on the Trust’s closing market price of $21.64 on May 31, 2015. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 40 for more information on distributions for the year ended May 31, 2015.

How did other markets perform in this environment?

The return of the Bank of America Merrill Lynch Build America Bond Index was 6.27% for the 12 months ended May 31, 2015. In other fixed-income sectors, the Barclays U.S. Aggregate Bond Index returned 3.03% for the period, while the Barclays U.S. Corporate High Yield Index returned 1.95%. The Credit Suisse Leveraged Loan Index return was 3.09%.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

Discuss the Trust’s performance and sectors the Trust is most heavily invested in.

The outperformance of the Trust’s BABs portfolio was driven by security selection and lower interest rate sensitivity than the benchmark at a time of increasing rate volatility. Positive performance for the BABs market during the period was due to the general ongoing decline in interest rates and strength of long-dated Treasuries. The duration of the Trust’s portfolio was 7.7 years, compared with 9.9 years for the benchmark. The Trust was able to take advantage of attractive risk-adjusted investment opportunities primarily in the A-rated category of taxable municipals. Spreads tightened over much of the period, but began to reverse in the later months of the period, along with the potential for an increase in the Fed funds rate.

The Trust’s non-BABs component also contributed to performance. It is composed mostly of ABS, high-yield bonds, and leveraged loans. High-yield and leveraged-loan indexes posted positive returns in the first quarter of 2015, after two consecutive quarters of negative returns in both sectors. Energy-related borrowers make up 15% of the corporate high-yield bond market, and the energy component contributed most of the decline in the high-yield market over the last half of the reporting period. High-yield borrowers continue to opportunistically refinance existing debt, with almost half of the high-yield bond new issue activity categorized as refinancing activity.

The Trust’s exposure to floating rate assets (primarily bank loans) acted as a buffer to market volatility. While interest rates are expected to remain low for the foreseeable future, the Trust expects to have protection against the inevitable volatility associated with a near-term change in policy from the Fed. Healthy volume of newly formed CLOs continues to support the loan market. Light new issue volume for loans against heavy CLO activity has served to mitigate price volatility and explains some of the more stable performance of the loan market, compared with the high-yield market’s higher volatility.

Discuss Trust asset allocation for the 12-month period ended May 31, 2015.

The Trust’s asset allocation did not change significantly over the 12-month period. Approximately 85% of the Trust’s long-term investments remain in BABs and Qualified School Construction Bonds (QSCBs), which are qualifying investments for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in BABs. The rest of the Trust’s Managed Assets, approximately 15% of the Trust’s long-term investments, were invested in non-BABs securities, such as ABS, high yield bonds and bank loans. Both the taxable municipal sector (including BABs and QSCBs) and the non-BABs portion of the portfolio contributed to performance for the period.

High-yield bond and leveraged-loan spreads recovered after turmoil in risk assets midway through the period, and the Trust used periods of weakness to add to attractive assets.

GPIM seeks to maximize the proportion of the non-BABs bucket which is invested in floating rate assets to mitigate the potential impact of rising rates on the Trust’s cost of leverage.

8 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

Why did the Trust accrue excise tax during the period?

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year. During the Trust’s last fiscal year, the Trust paid excise tax of $258,686 or $0.015 per share.

What is the Trust’s leverage strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return during this period. The Trust utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33 1 / 3 % of the Trust’s Managed Assets.

As of May 31, 2015, the Trust’s leverage was approximately 24% of Managed Assets, about the same as six months ago. The Trust currently employs leverage through reverse repurchase agreements with at least three different counterparties and a credit facility with a major bank. On February 27, 2015, the Trust terminated its previous credit facility. On February 27, 2015, the Trust entered into a new $125,000,000 credit facility agreement with an approved lender. Please see “Borrowings” under Note 10 on page 51 for more information on the Trust’s credit facility.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

What is the current outlook for the taxable municipal sector that includes Build America Bonds?

Issuance of taxable municipal bonds offers issuers such as state and local governments and non-profit organizations with an opportunity to diversify its bondholders and allows funding of certain projects not eligible for tax-exempt bonds. Prior to the creation of the BAB Program and other federally sponsored programs, taxable municipal issuance has averaged approximately $35 billion per year or

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2015

roughly 10% of total municipal issuance. During the BAB years (2009 and 2010), over $187 billion of taxable municipal bonds were issued. Although BABs are no longer issued, they do trade actively in the secondary market.

The ongoing effects of federal sequestration—automatic spending cuts that were negotiated as part of the fiscal cliff legislation in 2013—continue to hang over the BABs market. One impact was a reduction in the federal subsidy used to pay the coupon on BABs from 35% to 27.5%, which effectively increased the cost of borrowing for issuers.

Additionally, sequestration could prompt some issuers to refinance outstanding BABs through an extraordinary redemption provision, or ERP. Although certain issuers have elected to exercise this provision, it has not been cost-effective for others, limiting refunding volume. However, more issuers may want to take advantage of the provision the longer sequestration continues.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bank of America Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.

10 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

TRUST SUMMARY (Unaudited)	May 31, 2015

Trust Statistics
Share Price	$21.64
Net Asset Value	$23.35
Discount to NAV	-7.32%
Net Assets ($000)	$406,668

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED MAY 31, 2015
			Since
	One	Three	Inception
	Year	Year	(10/28/10)
Guggenheim Build America Bonds Managed Duration Trust
NAV	7.64%	7.09%	11.72%
Market	7.52%	6.42%	9.21%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance maybe lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Trust. The deduction of taxes that a shareholder would pay on Trust distributions or the sale of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Holdings Diversification
(Market Exposure as % of Net Assets)	% of Net Assets
Investments:
Municipal Bonds	110.2%
Asset Backed Securities	8.4%
Senior Floating Rate Interests	4.9%
Corporate Bonds	3.3%
Preferred Stocks	1.3%
Collateralized Mortgage Obligation	0.3%
Money Market Fund	0.2%
Other	0.0%*
Total Investments	128.6%
Other Assets & Liabilities, net	-28.6%
Net Assets	100.0%
*Less than 0.1%

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 11

TRUST SUMMARY (Unaudited) continued	May 31, 2015

Ten Largest Holdings
(% of Total Net Assets)
State of West Virginia, Higher Education Policy Commission,
Revenue Bonds, Federally Taxable Build America Bonds 2010	3.6%
New Jersey Turnpike Authority, Turnpike Revenue Bonds,
Federally Taxable Issuer Subsidy, Build America Bonds	3.5%
Dallas, Texas, Convention Center Hotel Development
Corporation, Hotel Revenue Bonds, Taxable Build
America Bonds	3.2%
California, General Obligation Bonds, Various Purpose,
Taxable Build America Bonds	3.0%
Westchester County Health Care Corporation, Revenue
Bonds, Taxable Build America Bonds	3.0%
Los Angeles, California, Department of Water & Power
Revenue, Taxable Build America Bonds	2.9%
Los Angeles, California, Department of Water & Power
Revenue, Taxable Build America Bonds	2.9%
Noblesville Multi-School Building Corporation, Hamilton
County, Indiana, Taxable Unlimited Ad Valorem Property
Tax First Mortgage Bonds, Build America Bonds	2.9%
El Paso, Texas, Combination Tax and Revenue Certification
of Obligation, Taxable Build America Bonds	2.9%
Miami-Dade County, Florida, Transit Sales Surtax Revenue,
Taxable Build America Bonds	2.8%
Top Ten Total	30.7%

12 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

TRUST SUMMARY (Unaudited) continued	May 31, 2015

Portfolio Composition by Quality Rating*
	% of Total
Rating	Investments
Fixed Income Instruments
AAA	1.4%
AA	55.8%
A	27.2%
BBB	7.3%
BB	2.1%
B	3.7%
CCC	0.6%
CC	0.1%
C	0.0	%***
D	0.0	%***
NR**	1.6%
Other Instruments
Common Stocks	0.0	%***
Short Term Investments	0.2%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

*** Less than 0.1%

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 13

TRUST SUMMARY (Unaudited) continued	May 31, 2015

14 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2015

	Shares	Value
COMMON STOCKS† – 0.0%**
Communications – 0.0%**
Cengage Learning Acquisitions, Inc.*,††	3,457	$95,068
Basic Materials – 0.0%**
Mirabela Nickel Ltd.*	335,401	32,054
Total Common Stocks
(Cost $196,350)		127,122
PREFERRED STOCKS† – 1.3%
Communications – 1.3%
Seaspan Corp. 9.50%1,6	200,000	5,220,000
Financial – 0.0%**
WhiteHorse II Ltd. 0.00% due 06/15/17*,††,2,4,6	200,000	–
GSC Partners CDO Fund V Ltd. 0.00% due at 11/20/16*,††,2,4	475	–
Total Preferred Stocks
(Cost $5,019,459)		5,220,000
WARRANTS††† – 0.0%**
Alion Science & Technology Corp. $4.58, 03/15/173,6	1,550	–
Total Warrants
(Cost $16)		–
MONEY MARKET FUND† – 0.2%
Dreyfus Treasury Prime Cash Management Institutional Shares	866,833	866,833
Total Money Market Fund
(Cost $866,833)		866,833
	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.2%
California – 22.7%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds
7.00% due 07/01/417	$20,000,000	23,707,500
Santa Ana Unified School District, California, General Obligation
Bonds, Federal Taxable Build America Bonds
7.10% due 08/01/407	7,755,000	10,155,173
6.80% due 08/01/307	2,245,000	2,800,009
California, General Obligation Bonds, Various Purpose, Taxable
Build America Bonds
7.70% due 11/01/307	10,000,000	12,317,700
Oakland Unified School District, County of Alameda, California,
Taxable General Obligation Bonds, Election of 2006,
Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/336	10,000,000	11,053,500

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.2% (continued)
California – 22.7% (continued)
Long Beach Unified School District, California, Qualified School
Construction Bonds, Federally Taxable, Election of 2008,
General Obligation Bonds
5.91% due 08/01/25	$7,500,000	$9,031,200
Metropolitan Water District, Southern California, Water Revenue
Bonds, 2010 Authorization, Taxable Build America Bonds
6.95% due 07/01/407	5,000,000	5,941,300
Riverside Community College District, Riverside County, California,
Election of 2004 General Obligation Bonds, Taxable Build America Bonds
7.02% due 08/01/407	5,000,000	5,918,150
Sonoma Valley Unified School District, General Obligation,
Federally Taxable Bonds
7.12% due 08/01/286	3,330,000	3,824,638
Culver City Redevelopment Agency, California, Taxable Tax
Allocation Bonds, Culver City Redevelopment Project
8.00% due 11/01/20	3,000,000	3,317,940
Monrovia Unified School District, Los Angeles County, California,
Election of 2006 General Obligation Bonds, Build America Bonds,
Federally Taxable
7.25% due 08/01/286,7	1,025,000	1,222,784
Cypress Elementary School District (Orange County, California),
General Obligation Bonds, Direct Pay Qualified School
Construction Bonds, 2008 Election
6.65% due 08/01/256	660,000	781,717
6.05% due 08/01/216	340,000	383,374
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay
Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/266	1,000,000	1,150,930
Alhambra Unified School District, Elementary Schools Improvement
District, Los Angeles County, California, Election of 2008 General
Obligation Bonds, Federally Taxable
6.70% due 02/01/266	500,000	604,220
Total California		92,210,135
Illinois – 11.5%
Northern Illinois University, Auxiliary Facilities System Revenue
Bonds, Build America Program, Taxable
8.15% due 04/01/417	5,000,000	5,810,900
7.95% due 04/01/356,7	4,500,000	5,216,895
Chicago, Illinois, Second Lien Wastewater Transmission Revenue
Project Bonds, Taxable Build America Bonds
6.90% due 01/01/407	5,100,000	6,063,696
Illinois, General Obligation Bonds, Taxable Build America Bonds
7.35% due 07/01/357	5,000,000	5,481,950

See notes to financial statements.

16 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.2% (continued)
Illinois – 11.5% (continued)
City of Chicago Illinois General Obligation Unlimited
6.26% due 01/01/40	$3,575,000	$3,199,089
5.43% due 01/01/42	2,570,000	2,165,585
Chicago, Illinois, Board of Education, Unlimited Tax General
Obligation Bonds, Dedicated Revenues, Taxable Build America Bonds
6.52% due 12/01/406,7	5,000,000	4,344,600
County of Cook Illinois General Obligation Unlimited
6.22% due 11/15/346	4,210,000	4,295,673
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds
6.74% due 11/01/406,7	2,990,000	3,502,187
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Council Project,
Recovery Zone Economic Development Bonds
7.23% due 10/15/356	3,000,000	3,341,790
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Project,
Build America Bonds
7.03% due 04/15/326,7	2,000,000	2,215,460
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	969,032
6.73% due 04/01/35	200,000	210,392
Total Illinois		46,817,249
Washington – 10.1%
Washington State University, Housing and Dining System Revenue Bonds,
Taxable Build America Bonds
7.40% due 04/01/417	6,675,000	9,448,929
7.10% due 04/01/327	3,325,000	4,357,812
Public Hospital District No. 1, King County, Washington, Valley Medical
Center, Hospital Facilities Revenue Bonds
8.00% due 06/15/406	5,800,000	6,743,776
Washington State Convention Center Public Facilities District, Lodging
Tax Bonds, Taxable Build America Bonds
6.79% due 07/01/407	5,000,000	6,364,850
Central Washington University, System Revenue Bonds, 2010, Taxable
Build America Bonds
6.50% due 05/01/306,7	5,000,000	6,078,600
Anacortes, Washington, Utility System Improvement Revenue Bonds,
Build America Bonds
6.48% due 12/01/307	5,000,000	5,791,850
Auburn, Washington, Utility System Revenue Bonds, Taxable Build America Bonds
6.40% due 12/01/306,7	2,000,000	2,218,220
Total Washington		41,004,037

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.2% (continued)
New Jersey – 6.4%
New Jersey Turnpike Authority, Turnpike Revenue Bonds, Federally
Taxable Issuer Subsidy, Build America Bonds
7.10% due 01/01/417	$10,000,000	$14,115,500
Camden County Improvement Authority, Camden County, New Jersey,
Lease Revenue Bonds, Cooper Medical School of Rowan University Project
7.75% due 07/01/346	8,000,000	9,389,760
7.85% due 07/01/356	2,000,000	2,345,500
Total New Jersey		25,850,760
Indiana – 6.2%
Noblesville Multi-School Building Corporation, Hamilton County, Indiana,
Taxable Unlimited Ad Valorem Property Tax First Mortgage Bonds,
Build America Bonds
6.50% due 07/15/307	10,000,000	11,713,000
Evansville-Vanderburgh Independent School Building Corporation,
Unlimited Taxable Ad Valorem Property Tax First Mortgage Bonds
6.50% due 01/15/306	8,690,000	10,333,887
Knox County, Indiana, Good Samaritan Hospital Project, Taxable
Economic Development Revenue Bonds, Qualified Energy
Conservation Bonds - Direct Payment, Series 2012B
5.90% due 04/01/346	3,000,000	3,244,710
Total Indiana		25,291,597
New York – 6.1%
Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Taxable Build America Bonds
6.55% due 11/15/317	5,000,000	6,480,550
7.13% due 11/15/307	5,000,000	6,098,450
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds
8.57% due 11/01/407	10,000,000	12,037,100
Total New York		24,616,100
Texas – 6.0%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds
7.08% due 01/01/426,7	10,000,000	12,877,600
El Paso, Texas, Combination Tax and Revenue Certification of Obligation,
Taxable Build America Bonds
6.70% due 08/15/366,7	10,000,000	11,654,800
Total Texas		24,532,400

See notes to financial statements.

18 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.2% (continued)
Michigan – 5.8%
Detroit, Michigan, School District, School Building and Site Bonds,
Unlimited Tax General Obligation Bonds, Taxable Build America Bonds,
6.85% due 05/01/406,7	$5,000,000	$5,212,601
Whitehall District Schools, Muskegon County, Michigan, 2010 School
Building and Site Bonds, General Obligation, Unlimited Tax Bonds,
Taxable Qualified School Construction Bonds
6.10% due 05/01/266	2,500,000	2,710,550
6.50% due 05/01/296	2,000,000	2,165,340
Fraser Public School District, Macomb County, Michigan, General Obligation
Federally Taxable School Construction Bonds, 2011 School
Building and Site Bonds
6.05% due 05/01/266	3,000,000	3,366,360
Detroit City School District General Obligation Unlimited
7.74% due 05/01/396	2,640,000	3,257,100
Detroit, Michigan, School District, School Building and Site Bonds,
Unlimited Tax General Obligation Bonds, Taxable Qualified
School Construction Bonds
6.65% due 05/01/296	2,640,000	2,871,026
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/41	1,555,000	1,625,410
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/266	1,000,000	1,081,090
Michigan Finance Authority Revenue Bonds
5.00% due 07/01/32	400,000	440,136
5.00% due 07/01/33	200,000	219,260
Comstock Park Public Schools, Kent County, Michigan, 2011 School
Building and Site Bonds, General Obligation – Unlimited Tax,
Federally Taxable – Qualified School Construction Bonds – Direct Payment
6.30% due 05/01/266	415,000	453,184
Total Michigan		23,402,057
Florida – 4.2%
Miami-Dade County, Florida, Transit Sales Surtax Revenue,
Taxable Build America Bonds
6.91% due 07/01/396,7	10,000,000	11,320,200
Orlando, Florida, Community Redevelopment Agency, Taxable Tax
Increment Revenue Build America Bonds
7.78% due 09/01/407	5,000,000	5,727,100
Total Florida		17,047,300
Pennsylvania – 4.2%
Pittsburgh, Pennsylvania, School District, Taxable Qualified School
Construction Bonds
6.85% due 09/01/296	6,870,000	8,889,986

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.2% (continued)
Pennsylvania – 4.2% (continued)
Lebanon, Pennsylvania, Sewer Revenue Bonds, Taxable Build America Bonds
7.14% due 12/15/356,7	$4,865,000	$5,557,435
School District of Philadelphia, Pennsylvania,
General Obligation Bonds,Series 2011A, Qualified School
Construction Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30	2,380,000	2,526,299
Total Pennsylvania		16,973,720
West Virginia – 3.6%
State of West Virginia, Higher Education Policy Commission,
Revenue Bonds, Federally Taxable Build America Bonds 2010
7.65% due 04/01/407	10,000,000	14,452,700
Ohio – 3.2%
American Municipal Power, Inc., Combined Hydroelectric Projects
Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28	5,000,000	6,520,950
Madison Local School District, Richland County, Ohio, School Improvement,
Taxable Qualified School Construction Bonds
6.65% due 12/01/296	2,500,000	2,886,850
Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth System,
Build America Bonds, Taxable
8.22% due 02/15/406,7	1,950,000	2,394,483
Toronto City School District, Ohio, Qualified School Construction Bonds
General Obligation Bonds
7.00% due 12/01/286	1,230,000	1,338,609
Total Ohio		13,140,892
Colorado – 3.0%
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Build America Bonds
7.02% due 03/15/316,7	7,500,000	8,955,150
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	3,150,725
Total Colorado		12,105,875
Vermont – 2.7%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds
7.21% due 07/01/406,7	7,500,000	8,625,150
6.10% due 07/01/256,7	2,155,000	2,432,866
Total Vermont		11,058,016

See notes to financial statements.

20 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.2% (continued)
Alabama – 2.7%
Alabama State University, General Tuition and Fee Revenue Bonds,
Taxable Direct-Pay Build America Bonds
7.20% due 09/01/387	$5,000,000	$5,453,600
7.10% due 09/01/356,7	3,000,000	3,258,540
7.25% due 09/01/406,7	2,000,000	2,187,900
Total Alabama		10,900,040
Nevada – 2.7%
Nevada System of Higher Education University, Revenue Bonds,
Build America Bonds
7.90% due 07/01/407	5,050,000	6,070,756
7.60% due 07/01/307	1,500,000	1,801,035
Clark County, Nevada, Airport Revenue Bonds, Build America Bonds
6.88% due 07/01/426,7	1,425,000	1,613,072
Las Vegas Valley Water District, Nevada, Limited Tax General Obligation
Water Bonds, Taxable Build America Bonds
7.10% due 06/01/396,7	1,200,000	1,375,728
Total Nevada		10,860,591
Louisiana – 2.4%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/216	8,000,000	8,654,480
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable
Hospital Revenue Bonds, North Oaks Health System Project,
Build America Bonds
7.20% due 02/01/427	1,055,000	1,129,198
Total Louisiana		9,783,678
Mississippi – 1.9%
Medical Center Educational Building Corporation, Taxable Build America
Bonds, University of Mississippi Medical Center Facilities
Expansion and Renovation Project
6.84% due 06/01/356,7	5,000,000	5,827,350
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build
America Revenue Bonds, Forrest County General Hospital Project
7.27% due 01/01/327	1,000,000	1,094,880
7.39% due 01/01/407	905,000	987,011
Total Mississippi		7,909,241
South Carolina – 1.6%
Horry County, South Carolina, Taxable Airport Revenue Bonds, Recovery
Zone Economic Development Bonds
7.33% due 07/01/406	5,000,000	6,504,400

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 110.2% (continued)
Georgia – 1.4%
Georgia Municipal Association, Inc., Certificates of Participation,
DeKalb County Public Schools Project
5.21% due 12/01/226	$5,000,000	$5,596,650
South Dakota – 0.9%
Pierre, South Dakota, Taxable Electric Revenue Bonds, Recovery Zone
Economic Development Bonds
7.50% due 12/15/406	3,490,000	3,781,590
Minnesota – 0.9%
St. Paul Housing & Redevelopment Authority, Federally Taxable Revenue Bonds
7.25% due 02/01/356	1,660,000	1,890,507
7.50% due 02/01/406	1,540,000	1,763,978
Total Minnesota		3,654,485
Connecticut – 0.1%
Town of Hamden Connecticut General Obligation Unlimited
5.20% due 08/15/44	500,000	498,015
Total Municipal Bonds
(Cost $379,227,519)		447,991,528
ASSET BACKED SECURITIES†† – 8.4%
Churchill Financial Cayman Ltd.
2007-1A, 1.52% due 07/10/192,4,6	2,000,000	1,953,001
2007-1A, 8.37% due 07/10/192,6	1,000,000	1,006,200
2007-1A, 2.87% due 07/10/192,4,6	1,000,000	979,400
KVK CLO Ltd.
2014-3A, 2.36% due 10/15/262,4	2,000,000	1,988,200
2014-3A, 3.26% due 10/15/262,4	1,000,000	987,600
Putnam Structured Product Funding 2003-1 Ltd.
2008-1A, 0.64% due 10/15/382,4,6	2,091,472	2,014,297
THL Credit Wind River 2014-2 CLO Ltd.
2014-2A, 2.45% due 07/15/262,4	1,000,000	1,000,000
2014-2A, 3.45% due 07/15/262,4	750,000	750,000
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.55% due 08/15/562,4	1,841,492	1,672,259
N-Star REL CDO VIII Ltd.
2006-8A, 0.54% due 02/01/412,4,6	1,500,000	1,387,950
KKR Financial CLO 2007-1 Ltd.
2007-1A, 5.27% due 05/15/212,4	750,000	749,400
2007-1A, 2.52% due 05/15/212,4,6	500,000	497,350
Anchorage Capital CLO 2012-1 Ltd.
2012-1A, 3.07% due 01/13/252,4,6	1,000,000	981,000
Atlas Senior Loan Fund IV Ltd.
2014-2A, 2.97% due 02/17/262,4,6	1,000,000	980,000

See notes to financial statements.

22 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 8.4% (continued)
LSTAR Securities Investment Trust
2014-1, 3.27% due 09/01/212,4	$944,051	$947,638
SRERS-2011 Funding Ltd.
2011-RS, 0.43% due 05/09/462,4	893,891	856,884
Vega Containervessel plc
2006-1A, 5.56% due 02/10/212,6	827,446	819,089
Eastland CLO Ltd.
2007-1A, 0.61% due 05/01/222,4,6	550,000	523,435
Marathon CLO VII Ltd.
2014-7A, 3.77% due 10/28/252,4	500,000	501,500
Silver Spring CLO Ltd.
2014-1A, 2.32% due 10/15/262,4	500,000	495,550
Neuberger Berman CLO XV
2013-15A, 3.13% due 10/15/252,4	500,000	492,900
MCF CLO I LLC
2013-1A, 6.03% due 04/20/232,4	500,000	465,800
Highland Park CDO I Ltd.
2006-1A, 0.59% due 11/25/512,4,6	320,191	305,398
2006-1A, 0.66% due 11/25/512,4	250,000	159,625
Gramercy Park CLO Ltd.
2014-1AR, 4.32% due 07/17/232,4,6	250,000	250,000
2012-1A, due 07/17/232,5	250,000	205,000
CIFC Funding 2012-II Ltd.
2012-2A, 3.26% due 12/05/242,4	400,000	400,000
TICP CLO II Ltd.
2014-2A, 3.27% due 07/20/262,4	400,000	397,560
CIFC Funding 2012-I Ltd.
2014-1AR, 3.34% due 08/14/242,4	400,000	396,800
Pasadena CDO Ltd.
2002-1A, 1.12% due 06/19/372,4	376,909	360,174
Putnam Structured Product CDO 2002-1 Ltd.
2002-1A, 0.86% due 01/10/382,4,6	370,043	345,028
Cratos CLO Ltd.
2007-1A, 1.38% due 05/19/212,4,6	300,000	294,480
Regatta V Funding Ltd.
2014-1A, 3.43% due 10/25/262,4	250,000	252,425
DIVCORE CLO Ltd.
2013-1A B, 4.08% due 11/15/326	250,000	251,175
Venture XII CLO Ltd.
2013-12A, 3.67% due 02/28/242,4	250,000	250,650
Blue Hill CLO Ltd.
2013-1A, 3.28% due 01/15/262,4	250,000	250,025
Oaktree EIF II Series A2 Ltd.
2014-A2, 3.47% due 11/17/252,4	250,000	250,000

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 8.4% (continued)
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 3.83% due 10/22/262,4	$250,000	$249,850
Race Point V CLO Ltd.
2014-5AR, 4.02% due 12/15/222,4	250,000	249,475
ALM VII R-2 Ltd.
2013-7R2A, 3.72% due 04/24/242,4	250,000	248,700
CIFC Funding 2014-II Ltd.
2014-2A, 3.13% due 05/24/262,4	250,000	248,500
Ocean Trails CLO IV
2013-4A, 3.28% due 08/13/252,4	250,000	247,275
ALM VII R Ltd.
2013-7RA, 3.72% due 04/24/242,4	250,000	246,750
Greywolf CLO III Ltd.
2014-1A, 3.12% due 04/22/262,4	250,000	246,350
Battalion Clo 2007-I Ltd.
2007-1A, 2.42% due 07/14/222,4	250,000	246,200
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 3.82% due 10/15/262,4	250,000	244,875
WhiteHorse VIII Ltd.
2014-1A, 3.02% due 05/01/262,4	250,000	244,525
Black Diamond CLO 2005-2 Delaware Corp.
2005-2A, 2.07% due 01/07/182,4	250,000	243,475
Golub Capital Partners CLO 21M Ltd.
2014-21A, 3.57% due 10/25/262,4	250,000	243,350
Mountain Hawk I CLO Ltd.
2013-1A, 2.99% due 01/20/242,4	250,000	243,250
NewStar Commercial Loan Funding 2013-1 LLC
2013-1A, 4.82% due 09/20/232,4	250,000	243,200
GoldenTree Loan Opportunities III Ltd.
2007-3A, 3.47% due 05/01/222,4	250,000	243,150
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.57% due 07/25/252,4	250,000	241,675
Wrightwood Capital Real Estate CDO 2005-1 Ltd.
2005-1A, 0.71% due 11/21/402,4	250,000	238,600
Cerberus Onshore II CLO LLC
2014-1A, 4.27% due 10/15/232,4	250,000	238,475
Rockwall CDO II Ltd.
2007-1A, 0.82% due 08/01/242,4	250,000	233,625
Golub Capital Partners CLO 18 Ltd.
2014-18A, 4.27% due 04/25/262,4,6	250,000	233,275
Mountain Hawk II CLO Ltd.
2013-2A, 3.42% due 07/22/242,4	250,000	226,375
Carlyle Global Market Strategies CLO 2012-3 Ltd.
2012-3A, due 10/04/242,5,6	250,000	204,525

See notes to financial statements.

24 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 8.4% (continued)
Gallatin CLO VII 2014-1 Ltd.
2014-1A, 4.03% due 07/15/232,4,6	$200,000	$199,300
Regatta Funding Ltd.
2007-1X, 3.57% due 06/15/204	200,000	198,060
CIFC Funding 2013-II Ltd.
2013-2A, 3.87% due 04/21/252,4	200,000	197,080
Katonah IX CLO Ltd.
2006-9A, 1.00% due 01/25/192,4,6	200,000	195,520
CIFC Funding 2007-I Ltd.
2007-1A, 1.77% due 05/10/212,4	200,000	193,420
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/242,5,6	250,000	193,325
Cerberus Offshore Levered I, LP
2012-1A, 6.27% due 11/30/182,6	192,670	192,689
Finn Square CLO Ltd.
2012-1A, due 12/24/232,5	250,000	191,450
Great Lakes CLO 2012-1 Ltd.
2012-1A, due 01/15/232,5,6	250,000	169,625
West CLO 2013-1 Ltd.
2013-1A, due 11/07/252,5	250,000	164,075
ARES XXVI CLO Ltd.
2013-1A, due 04/15/252,5,6	250,000	160,575
Ares XXV CLO Ltd.
2013-3A, due 01/17/242,5,6	250,000	160,475
Cedar Woods CRE CDO Ltd.
2006-1A, 0.45% due 07/25/51	142,808	130,341
Credit Card Pass-Through Trust 2012-BIZ
2012-BIZ, due 12/15/49†††,2,5,6	105,756	92,811
Raspro Trust
2005-1A, 0.67% due 03/23/242,4,6	77,786	75,939
Insurance Note Capital VII
2005-1R1A, 0.48% due 06/09/332,4,6	60,500	56,870
Diversified Asset Securitization Holdings II, LP
2000-1X, 0.76% due 09/15/354,6	27,343	26,916
Bush Truck Leasing LLC
2011-AA, 5.00% due 09/25/182,6	21,607	19,785
West Coast Funding Ltd.
2006-1A, 0.40% due 11/02/412,4	3,975	3,975
BlackRock Senior Income Series Corp.
2004-1A, due 09/15/16†††,2,5	100,000	–
Total Asset Backed Securities
(Cost $33,128,219)		34,345,499

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,4 – 4.9%
Industrial – 1.3%
HD Supply, Inc.
4.00% due 06/28/18	$941,196	$941,903
NVA Holdings, Inc.
4.75% due 08/14/21	597,004	597,499
NaNa Development Corp.
8.00% due 03/15/18	600,000	585,000
Transdigm, Inc.
3.75% due 06/04/21	496,250	495,292
Multiplan, Inc.
3.75% due 03/19/21	443,925	442,895
Hunter Defense Technologies
6.50% due 08/04/19	390,000	390,000
Goodpack Ltd.
4.75% due 09/09/21	300,000	300,564
Sabre, Inc.
4.00% due 02/19/19	294,250	294,409
Element Materials Technology
5.25% due 08/06/21	272,237	272,918
SIRVA Worldwide, Inc.
7.50% due 03/27/19	245,000	246,225
Amber Bidco Foster + Partners
4.73% due 07/18/21†††,3	250,000	245,575
SI Organization
5.75% due 11/23/19	184,116	184,945
Minimax Viking
4.25% due 08/14/20	149,250	149,250
Univision Communications, Inc.
4.00% due 03/01/20	99,222	99,051
Hunter Fan Co.
6.55% due 12/20/17	88,056	87,175
Total Industrial		5,332,701
Technology – 0.9%
TIBCO Software, Inc.
6.50% due 12/04/20	698,250	698,075
Greenway Medical Technologies
6.00% due 11/04/20	641,875	641,875
Aspect Software, Inc.
7.25% due 05/07/166	558,990	554,797
Advanced Computer Software
6.50% due 03/18/22	498,750	503,738
EIG Investors Corp.
5.00% due 11/09/19	440,417	438,950

See notes to financial statements.

26 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,4 – 4.9% (continued)
Technology – 0.9% (continued)
GlobalLogic Holdings, Inc.
6.25% due 05/31/19	$345,625	$345,625
Data Device Corp.
5.75% due 07/15/20	294,375	292,903
Quorum Business Solutions
5.75% due 08/07/21	219,450	218,353
Wall Street Systems
4.50% due 04/30/21	214,674	215,211
Total Technology		3,909,527
Consumer, Non-cyclical – 0.8%
Post Holdings
3.75% due 06/02/21	1,488,750	1,483,585
Albertson's (Safeway) Holdings LLC
4.50% due 08/25/21	800,000	804,568
Taxware Holdings
7.50% due 04/01/22†††,3	500,000	495,088
Targus Group International, Inc.
14.75% due 05/24/16	313,009	255,102
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21	99,000	99,165
Hostess Brands
6.75% due 04/09/20	34,650	35,083
Total Consumer, Non-cyclical		3,172,591
Communications – 0.6%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	990,000	992,297
Avaya, Inc.
6.25% due 04/30/20	531,441	529,182
6.50% due 03/31/18	290,510	290,246
Zayo Group LLC
4.00% due 05/06/21	486,258	485,538
Total Communications		2,297,263
Financial – 0.6%
Magic Newco, LLC
5.00% due 12/12/18	972,521	974,952
12.00% due 06/12/19	100,000	108,875

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,4 – 4.9% (continued)
Financial – 0.6% (continued)
Safe-Guard
6.25% due 08/19/21	$574,143	$574,861
First Data Corp.
3.66% due 03/23/18	350,000	349,720
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20	155,909	151,232
Expert Global Solutions
8.50% due 04/03/18	100,000	100,000
8.51% due 04/03/18	2,371	2,371
Total Financial		2,262,011
Consumer, Cyclical – 0.4%
Fitness International LLC
5.50% due 07/01/20	496,250	485,084
Neiman Marcus Group, Inc.
4.25% due 10/25/20	247,494	247,494
Navistar, Inc.
5.75% due 08/17/17	236,111	236,701
BJ's Wholesale Club, Inc.
4.50% due 09/26/19	198,492	199,062
STG-Fairway Acquisitions, Inc.
6.25% due 02/28/19	196,002	194,901
J. Crew Group, Inc.
4.00% due 03/05/21	99,248	90,203
Container Store, Inc.
4.25% due 04/06/19	79,893	78,894
CKX Entertainment, Inc.
9.00% due 06/21/17	73,800	25,830
Total Consumer, Cyclical		1,558,169
Bank Loans – 0.3%
Ceridian Corp.
4.50% due 09/15/20	736,913	734,614
American Tire Distributors, Inc.
5.25% due 09/01/21	297,845	300,576
Total Bank Loans		1,035,190
Energy – 0.0%**
PSS Companies
5.50% due 01/28/20	197,961	150,450
Total Senior Floating Rate Interests
(Cost $19,698,250)		19,717,902

See notes to financial statements.

28 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
CORPORATE BONDS†† – 3.3%
Basic Materials – 0.8%
Yamana Gold, Inc.
4.95% due 07/15/24	$3,000,000	$2,962,679
TPC Group, Inc.
8.75% due 12/15/202	255,000	246,713
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,3	83,800	83,800
1.00% due 07/31/44†††,3	1,899	–
Total Basic Materials		3,293,192
Consumer, Non-cyclical – 0.5%
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,717,655
ADT Corp.
6.25% due 10/15/216	200,000	214,500
KeHE Distributors LLC / KeHE Finance Corp.
7.62% due 08/15/212	100,000	106,750
Bumble Bee Holdings, Inc.
9.00% due 12/15/172	100,000	105,000
American Seafoods Group LLC / American Seafoods Finance, Inc.
10.75% due 05/15/166,8	100,000	98,750
Total Consumer, Non-cyclical		2,242,655
Industrial – 0.5%
Atlas Air 2000-1 Class A Pass Through Trust
8.71% due 01/02/196	756,648	773,672
8.71% due 01/02/196,8	18,135	18,543
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	800,000	720,000
CEVA Group plc
7.00% due 03/01/212	300,000	297,000
Tempel Steel Co.
12.00% due 08/15/162	250,000	221,875
Total Industrial		2,031,090
Financial – 0.5%
SunTrust Banks, Inc.
5.62% due 12/29/491,4	1,000,000	1,015,625
Columbia Property Trust Operating Partnership LP
5.88% due 04/01/18	750,000	818,618
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.37% due 04/01/202	125,000	125,313
LCP Dakota Fund
10.00% due 08/17/156	23,400	23,400
Total Financial		1,982,956

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
CORPORATE BONDS†† – 3.3% (continued)
Consumer, Cyclical – 0.4%
GRD Holdings III Corp.
10.75% due 06/01/192,6	$980,000	$1,060,163
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/172	150,000	162,563
Atlas Air 1999-1 Class A-1 Pass Through Trust
7.20% due 07/02/206	151,201	154,225
PF Chang's China Bistro, Inc.
10.25% due 06/30/202,6	125,000	128,750
Total Consumer, Cyclical		1,505,701
Energy – 0.3%
Antero Resources Corp.
5.62% due 06/01/232	600,000	616,199
Schahin II Finance Company SPV Ltd.
5.87% due 09/25/222	651,500	311,091
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21	200,000	209,000
Penn Virginia Resource Partners Limited Partnership /
Penn Virginia Resource Finance Corp.
8.37% due 06/01/20	138,000	151,483
FTS International, Inc.
7.81% due 06/15/202,4	100,000	99,957
Total Energy		1,387,730
Communications – 0.2%
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/172,6	500,000	515,000
Avaya, Inc.
7.00% due 04/01/192	150,000	150,000
Total Communications		665,000
Technology – 0.1%
Eagle Midco, Inc.
9.00% due 06/15/182,6	200,000	204,000
Aspect Software, Inc.
10.62% due 05/15/176	205,000	184,500
Total Technology		388,500
Total Corporate Bonds
(Cost $13,340,619)		13,496,824
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.3%
ACRE Commercial Mortgage Trust 2014-FL2
2014-FL2, 2.68% due 08/15/312,4,6	500,000	499,128
Nomura Resecuritization Trust 2012-1R
2012-1R, 0.62% due 08/27/472,4,6	535,142	495,006

See notes to financial statements.

30 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2015

	Face
	Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 0.3% (continued)
Structured Asset Mortgage Investments II Trust 2006-AR1
2006-AR1, 0.41% due 02/25/364	$33,082	$28,323
Total Collateralized Mortgage Obligations
(Cost $1,019,061)		1,022,457
Total Investments – 128.6%
(Cost $452,496,326)		$522,788,165
Other Assets & Liabilities, net – (28.6)%		(116,120,460)
Total Net Assets – 100.0%		$406,667,705

*	Non-income producing security.

**	Less than 0.1%.

†	Value determined based on Level 1 inputs, unless otherwise noted —See Note 4.

††	Value determined based on Level 2 inputs, unless otherwise noted —See Note 4.

†††	Value determined based on Level 3 inputs —See Note 4.

1	Perpetual maturity.

2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $39,083,515 (cost $38,532,615), or 9.6% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Security was fair valued by the Valuation Committee at May 31, 2015. The total market value of fair valued securities amounts to $824,463 (cost $816,004) or 0.2% of total net assets.

4	Variable rate security. Rate indicated is rate effective at May 31, 2015.

5	Security has no stated coupon. However, it is expected to receive residual cashflow payments on deal defined payment dates.

6
All or a portion of these securities have been physically segregated or earmarked in connection with borrowings, reverse repurchase agreements, and unfunded loan commitments. As of May 31, 2015, the total market value of the segregated or earmarked securities was $224,365,156.

7	Taxable municipal bond issued as part of the Build America Bond program.

8
Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $117,293 (cost $118,340), or less than 0.1% of total net assets —see Note 12.

plc	Public Limited Company

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2015

ASSETS:
Investments, at value (cost $452,496,326)	$522,788,165
Restricted cash	1,352,751
Cash	163,030
Unrealized appreciation on swap agreements	3,681
Unrealized appreciation on forward foreign currency exchange contracts	1,683
Receivables:
Interest	8,687,504
Investments sold	497,349
Other assets	4,054
Total assets	533,498,217
LIABILITIES:
Reverse repurchase agreements	90,202,417
Borrowings	35,509,544
Unrealized depreciation on swap agreements	456,805
Interest payable on borrowings	42,094
Unfunded loan commitments, at value (Note 11)	—
Payable for:
Investment advisory fees	269,250
Investments purchased	99,213
Fund accounting fees	25,299
Administration fees	10,122
Trustee’s fees and expenses*	2,060
Accrued expenses and other liabilities	213,708
Total liabilities	126,830,512
NET ASSETS	$406,667,705
NET ASSETS CONSIST OF:
Common Stock, $0.01 par value per share, unlimited number
of shares authorized, 17,413,674 shares issued and outstanding	$174,137
Additional paid-in capital	330,968,642
Undistributed net investment income	4,387,481
Accumulated undistributed net realized gain on investments	1,297,047
Net unrealized appreciation on investments	69,840,398
NET ASSETS	$406,667,705
Net asset value	$23.35

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

32 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2015
For the Year Ended May 31, 2015

INVESTMENT INCOME:
Interest	$30,301,429
Dividends	866,745
Total investment income	31,168,174
EXPENSES:
Investment advisory fees	3,217,764
Interest expense	1,229,669
Excise tax expense	258,686
Professional fees	174,400
Trustee’s fees and expenses*	129,118
Fund accounting fees	125,330
Administration fees	120,444
Printing fees	78,037
Custodian fees	25,323
Registration and filings	23,844
Transfer agent fees	19,958
Insurance	17,395
Miscellaneous	735
Total expenses	5,420,703
Net investment income	25,747,471
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,553,427
Foreign currency transactions	(1,607)
Swap agreements	(551,041)
Net realized gain	2,000,779
Net change in unrealized appreciation (depreciation) on:
Investments	3,204,569
Foreign currency translations	1,683
Swap agreements	(453,124)
Net change in unrealized appreciation (depreciation)	2,753,128
Net realized and unrealized gain	4,753,907
Net increase in net assets resulting from operations	$30,501,378

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2015

	Year Ended	Year ended
	May 31, 2015	May 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$25,747,471	$28,371,160
Net realized gain on investments	2,000,779	379,273
Net change in unrealized appreciation
(depreciation) on investments	2,753,128	(5,974,017)
Net increase in net assets resulting from operations	30,501,378	22,776,416
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(25,757,274)	(27,896,617)
Capital gains	(3,115,294)	(975,951)
Total distributions to shareholders	(28,872,568)	(28,872,568)
Net increase (decrease) in net assets	1,628,810	(6,096,152)
NET ASSETS:
Beginning of period	405,038,895	411,135,047
End of period	$406,667,705	$405,038,895
Undistributed net investment income at end of period	$4,387,481	$5,710,757

See notes to financial statements.

34 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2015
For the Year Ended May 31, 2015

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$30,501,378
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(3,204,569)
Net change in unrealized appreciation on foreign currency translation	(1,683)
Net change in unrealized depreciation on swap agreements	453,124
Net realized gain on investments	(2,553,427)
Net realized gain on paydowns received	(46,513)
Net accretion of bond discount and amortization of bond premium	(651,482)
Purchase of long-term investments	(74,817,050)
Proceeds from sale of long-term investments	57,769,319
Paydowns received on mortgage and asset backed securities	15,513,483
Net proceeds of short-term investments	4,237,326
Corporate actions and other payments	55,761
Decrease in interest receivable	88,576
Increase in investments sold receivable	(49,496)
Decrease in other assets	3,403
Decrease in investments purchased payable	(2,712,844)
Increase in investment advisory fees payable	4,604
Decrease in interest payable on borrowings	(24,322)
Increase in administration fees payable	119
Increase in fund accounting fees payable	6,498
Increase in trustee’s fees and expenses payable	1,546
Increase in accrued expenses and other liabilities	61,334
Net Cash Provided by Operating and Investing Activities	24,635,085
Cash Flows From Financing Activities:
Distributions to common shareholders	(28,872,568)
Decrease in overdraft due to custodian	(71,406)
Increase in reverse repurchase agreements	1,279,062
Proceeds from borrowings	27,045,608
Payments made on borrowings	(22,500,000)
Net Cash Used in Financing Activities	(23,119,304)
Net increase in cash	1,515,781
Cash at Beginning of Period (including restricted cash)	–
Cash at End of Period (including restricted cash)	$1,515,781
Supplemental Disclosure of Cash Flow Information: Cash paid during
the year for interest	$1,253,991

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	May 31, 2015

					For the
					period
					October 28,
					2010
	Year Ended	Year Ended	Year Ended	Year Ended	through
	May 31,	May 31,	May 31,	May 31,	May 31,
	2015	2014	2013	2012	2011(a)
Per Share Data:
Net asset value, beginning of period	$23.26	$23.61	$23.49	$20.65	$19.10 (b)
Income from investment operations:
Net investment income(c)	1.48	1.63	1.65	1.59	0.68
Net gain (loss) on investments (realized and unrealized)	0.27	(0.32)	0.07	2.74	1.50
Total from investment operations	1.75	1.31	1.72	4.33	2.18
Common shares’ offering expenses charged to paid-in-capital	—	—	—	—	(0.04)
Less distributions from:
Net investment income	(1.48)	(1.60)	(1.60)	(1.49)	(0.59)
Capital gains	(0.18)	(0.06)	—	—	—
Total distributions to shareholders	(1.66)	(1.66)	(1.60)	(1.49)	(0.59)
Net asset value, end of period	$23.35	$23.26	$23.61	$23.49	$20.65
Market Value, end of period	$21.64	$21.69	$22.70	$22.46	$19.54
Total Return(c)
Net asset value	7.64%	6.15%	7.48%	21.64%	11.34%
Market value	7.52%	3.54%	8.27%	23.35%	0.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$406,668	$405,039	$411,135	$408,960	$359,444
Ratio to average net assets of:
Total expenses, including interest expense(g)(h)	1.32%	1.35%	1.38%	1.36%	1.05%
Net investment income, including interest expense(h)	6.26%	7.37%	6.99%	7.33%	6.00%
Portfolio turnover rate(e)	11%	10%	12%	7%	3%

See notes to financial statements.

36 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2015

					For the
					period
					October 28,
					2010
	Year Ended	Year Ended	Year Ended	Year Ended	through
	May 31,	May 31,	May 31,	May 31,	May 31,
	2015	2014	2013	2012	2011(a)
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$125,712	$119,887	$129,992	$125,542	$104,906
Asset Coverage per $1,000 of indebtedness(f)	$4,235	$4,379	$4,163	$4,258	$4,426

(a)	Since commencement of operations: October 28, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

(b)	Before deduction of offering expenses charged to capital.

(c)	Based on average shares outstanding.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Portfolio turnover is not annualized for periods of less than one year.

(f)	Calculated by subtracting the Trust’s total liabilities (not including borrowings) from the Trust’s total asset and dividing by the total borrowings.

(g)	Excluding interest expense, the operating expense ratio for the periods would be:

May 31,	May 31,	May 31,	May 31,	May 31,
2015	2014	2013	2012	2011
1.02%	1.02%	1.02%	1.04%	0.91%(h)

(h)	Annualized.

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS	May 31, 2015

Note 1 – Organization:

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Trust.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities or other assets.

Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.

38 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in an non-active market.

The value of interest rate swap agreements are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the CME price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available (including restricted securities) are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.

(d) Distributions

The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

40 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Trust’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Trust’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Trust’s Statement of Operations.

(g) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.

(h) New Accounting Pronouncement

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM, under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM ‘s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.

Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Trust. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS serves as the accounting agent of the Trust. As accounting agent, RFS is responsible for maintaining the books and records of the Trust’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Trust’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Trust’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Note 4 – Fair Value Measurement:

In accordance with GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Trust’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Assets
Municipal Bonds	$–	$447,991,528	$–	$447,991,528
Asset Backed Securities	–	34,252,688	92,811	34,345,499
Senior Floating Rate Interests	–	18,977,239	740,663	19,717,902
Corporate Bonds	–	13,413,024	83,800	13,496,824
Preferred Stocks	5,220,000	–	–	5,220,000
Collateralized Mortgage Obligations	–	1,022,457	–	1,022,457
Money Market Fund	866,833	–	–	866,833
Common Stocks	32,054	95,068	–	127,122
Warrants	–	–	–	–
Swap agreements	–	3,681	–	3,681
Forward Foreign Currency Exchange Contracts	–	1,683	–	1,683
Total Assets	$6,118,887	$515,757,368	$917,274	$522,793,529
Liabilities
Swap agreements	$–	$456,805	$–	$456,805
Total Liabilities	$–	$456,805	$–	$456,805

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, or Level 3, as indicated in this report.

Indicative quotes from broker—dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker—dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker—dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of the significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance as	Valuation	Unobservable
Category	of 5/31/15	Technique	Input
Senior Floating	$740,663	Enterprise Value	Valuation
Rate Interests			Multiple*
Asset Backed Securities	92,811	Option adjusted spread off the	Indicative
		month end broker quote	Quote
		over the 3 month LIBOR
Corporate Bonds	83,800	Enterprise Value	Valuation
			Multiple*
* Valuation multiples utilized ranged from 2.8 to 10.5.

Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Trust and excluded from the table above were not considered material to the Trust.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

As of May 31, 2015, the Trust had securities with a total value of $2,668,372 transfer from Level 3 to Level 2 due to the availability of a vendor price. The Trust had securities with a total value of $95,068 transfer from Level 1 to Level 2 due to lack of an active market. The Trust had securities with zero value transfer from Level 2 to Level 3 due to lack of vendor price.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Summary of Fair Value of Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2015:

LEVEL 3 – Fair value measurement using significant unobservable inputs
		Senior
	Asset Backed	Floating Rate	Corporate	Common
	Securities	Interests	Bonds	Stocks	Total
Assets:
Beginning
Balance	$4,193,112	$2,005,000	$–	$1	$6,198,113
Paydowns
Received	(1,476,819)	(2,000,000)	–	–	(3,476,819)
Realized
Gain/Loss	23,998	37,640	–	–	61,638
Change in
Unrealized
Gain/Loss	20,892	(41,977)	8,484	(1)	(12,602)
Purchases	–	740,000	75,316	–	815,316
Transfers into
Level 3	–	–	–	–	–
Transfers out
of Level 3	(2,668,372)	–	–	–	(2,668,372)
Ending Balance	$92,811	$740,663	$83,800	$–	$917,274

Note 5 – Federal Income Taxes:

The Trust intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Trust may be subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Trust paid $258,686 or $0.015 per share of federal excise tax attributable to calendar year 2014.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. As of May 31, 2015, the following reclassification was made to the capital accounts of the Trust to reflect permanent book and tax differences relating to foreign currency transactions, paydown gains and losses, excise tax paid, collateralized loan obligations, return of capital received from a preferred stock and the reclassification of distributions from capital gains to ordinary income. Net investment income, net realized gains and net assets were not affected by these reclassifications.

	Accumulated
Additional	Undistributed Net	Accumulated
Paid-in Capital	Investment Income	Net Realized Gain
$(258,684)	$(1,313,473)	$1,572,157

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

As of May 31, 2015, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of	Gross Tax	Gross Tax	Net Tax
Investments	Unrealized	Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$451,730,445	$72,800,327	$(1,742,607)	$71,057,720

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs), non-real estate investment trust return of capital and collateralized loan obligations.

As of May 31, 2015, tax components of accumulated earnings (excluding paid-in capital) were as follows:

Undistributed	Accumulated	Unrealized
Ordinary Income	Long-Term Gains	Appreciation
$4,786,305	$ –	$70,738,621

For the years ended May 31, 2015 and 2014, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2015	2014
Ordinary Income	$26,849,752	$27,896,617
Long-Term Capital Gain	2,022,816	975,951
	$28,872,568	$28,872,568

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more—likely—than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:

For the year ended May 31, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $74,817,050 and $57,769,319, respectively.

Note 7 – Derivatives:

The Trust is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

(a) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Trust receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Trust’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Trust had interest rate swap agreements outstanding during the year ended May 31, 2015, in order to help manage the cost of leverage and, indirectly, to manage duration. As of May 31, 2015, the total amount segregated in connection with swap agreements was $1,352,751. As of May 31, 2015, the Trust had swaps with a total notional value of $82,000,000 outstanding. Details of the swap agreements outstanding as of May 31, 2015, were as follows:

			Pay	Receive	Unrealized
	Termination	Notional	Fixed	Floating	Appreciation
Counterparty	Date	Amount ($000)	Rate	Rate	(Depreciation)
Bank of America	10/16/2019	$ 57,000	1.6440%	3 Month LIBOR	$ (456,805)
Bank of America	10/17/2019	$ 25,000	1.4605%	3 Month LIBOR	3,681
					$ (453,124)

The unrealized appreciation on interest rate swaps of $3,681 is presented as an asset on the Statement of Assets and Liabilities.

The unrealized depreciation on interest rate swaps of $456,805 is presented as a liability on the Statement of Assets and Liabilities.

(b) Forward Foreign Currency Exchange Contracts

The Trust enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.

A forward foreign currency exchange contracts is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract.

As of May 31, 2015, the following forward foreign currency exchange contracts were outstanding:

			Settlement	Settlement	Value at	Net Unrealized
Contracts to Sell		Counterparty	Date	Value	5/31/15	Appreciation
AUD	47,000
for USD	37,609	The Bank of New York Mellon	6/5/2015	$ 37,609	$ 35,926	$ 1,683
Net unrealized appreciation on forward foreign currency exchange contracts						$ 1,683

(c) Summary of Derivatives Information

The following table presents the types of derivatives in the Trust by location as presented on the Statement of Assets Liabilities as of May 31, 2015.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign Exchange Risk	Unrealized appreciation	$1,683	N/A	$–
	on forward foreign
	currency exchange contracts
Interest Rate Risk	Unrealized appreciation	3,681	Unrealized depreciation
	on swap agreements		on swap agreements	456,805
Total		$5,364		$456,805

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended May 31, 2015.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Net Realized Loss on Derivatives
Primary Risk	Foreign Currency	Swap
Exposure	Transactions	Agreements	Total
Foreign Exchange Risk	$(1,607)	$–	$(1,607)
Interest Rate Risk	–	(551,041)	(551,041)
Total	$(1,607)	$(551,041)	$(552,648)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Primary Risk	Foreign Currency	Swap
Exposure	Translations	Agreements	Total
Foreign Exchange Risk	$1,683	$–	$1,683
Interest Rate Risk	–	(453,124)	(453,124)
Total	$1,683	$(453,124)	$(451,441)

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Derivative Volume

Forward Foreign Currency Exchange Contracts

The Trust had the following activity in forward foreign currency exchange contracts during the year ended May 31, 2015:

Average Settlement Value Purchased	$22,740
Average Settlement Value Sold	29,428

The Trust increased the volume of activity in swaps during the year ended May 31, 2015, with an average notional balance of approximately $51,446,575 and an ending notional balance of $82,000,000.

Note 8 – Offsetting:

In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Trust mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

Net Amounts of
		Gross Amounts	Liabilities	Gross Amounts Not
		Offset in the	Presented in	Offset in the Statement
	Gross Amounts	the Statement	the Statement	of Assets & Liabilities
	of Recognized	of Assets &	of Assets &	Financial	Net
Investment Type	Assets	Liabilities	Liabilities	Instruments	Amount
Forward Foreign Currency
Exchange Contracts	$1,683	$ –	$1,683	$ –	$1,683

Net Amounts of
		Gross Amounts	Liabilities	Gross Amounts Not
		Offset in the	Presented in	Offset in the Statement
	Gross Amounts	the Statement	the Statement	of Assets & Liabilities
	of Recognized	of Assets &	of Assets &	Financial	Net
Investment Type	Liabilities	Liabilities	Liabilities	Instruments	Amount
Reverse Repurchase
Agreement	$90,202,417	$ –	$90,202,417	$90,202,417	$ –

Note 9 – Capital:

Common Shares

The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,413,674 issued and outstanding. Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
Beginning Shares	17,413,674	17,413,674
Shares issued through dividend reinvestment	–	–
Ending shares	17,413,674	17,413,674

Note 10 – Leverage:

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the year ended May 31, 2015, the average daily balance of reverse repurchase agreements outstanding amounted to $90,473,290. The weighted average interest rate was 0.74%.

50 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

As of May 31, 2015, there was $90,202,417 in reverse repurchase agreements outstanding. As of May 31, 2015, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

			Face
Counterparty	Interest Rates	Maturity Dates	Value
BNP Paribas	0.77%	5/8/2016	$ 51,581,742
RBC Capital Markets	0.00%-0.70%	6/4/2015-8/12/2015	34,106,238
Credit Suisse	0.75%	06/10/2015	4,447,312
Citi	0.00%	N/A	67,125
			$ 90,202,417

Borrowings

On December 7, 2011, the Trust entered into a $125,000,000 credit facility agreement. The interest rate on the amount borrowed was based on the 1 month LIBOR plus 90 basis points. An unused commitment fee of 25 basis points was charged on the difference between the $125,000,000 and the amount borrowed. On February 27, 2015, the Trust terminated this credit facility. On February 27, 2015, the Trust entered into a new $125,000,000 credit facility agreement with an approved lender. Under the current credit facility, the interest rate on the amount borrowed is based on the 3 month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points is charged on the difference between 50% of the amount available to borrow under the credit agreement and the actual amount borrowed. As of May 31, 2015, there was $35,509,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the year was $34,408,059 with a related average interest rate of 0.96%. The maximum amount outstanding during the year ended was $43,963,936. As May 31, 2015, the total value of securities segregated and pledged as collateral in connection with borrowings was $130,135,590.

The Trust’s current credit facility agreement includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2015

Note 11 – Loan Commitments:

Pursuant to the terms of certain Term Loan agreements, the Trust held unfunded loan commitments of as of May 31, 2015. The Trust is obligated to fund these loan commitments at the borrower’s discretion. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2015, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $94,229,566.

As of May 31, 2015, the Trust had the following unfunded loan commitments which could be extended at the option of the borrower:

	Maturity	Face
Borrower	Date	Amount	Value
Rite Aid Corporation	08/10/2015	$ 3,000,000	$ –
SS&C Technologies, Inc.	02/27/2016	$ 2,000,000	$ –

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Restricted Securities	Acquisition Date	Cost	Value
American Seafoods Group LLC/	07/31/14	$ 100,020	$ 98,750
American Seafoods Finance, Inc.
10.75% due 05/15/16
Atlas Air 2000-1 Class A	10/06/11	18,320	18,543
Pass Through Trust
8.71% due 01/02/19
		$ 118,340	$ 117,293

Note 13 – Indemnifications:

In the normal course of business, the Trust enters into contracts that contain a variety of representations, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

Note 14 – Subsequent Event:

The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Trust’s financial statements.

52 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2015

The Board of Trustees and Shareholders of Guggenheim Build America Bonds Managed Duration Trust

We have audited the accompanying statement of assets and liabilities of the Guggenheim Build America Bonds Managed Duration Trust (the Trust), including the portfolio of investments, as of May 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 28, 2010 (commencement of investment operations) through May 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Build America Bonds Managed Duration Trust at May 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period October 28, 2010 (commencement of investment operations) through May 31, 2011, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
July 28, 2015

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 53

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2015

Federal Income Tax Information

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending May 31, 2015, the Trust had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

% Qualifying
% Qualifying Interest	Short-Term Capital Gain
85.91%	100.00%

In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Trust was held on April 29, 2015. Shareholders voted on the election of Trustees.
With regards to the election of the following Trustees by shareholders of the Trust:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Jerry B. Farley	14,196,219	195,937	147,367
Roman Friedrich III	14,116,388	274,662	148,473
Ronald A. Nyberg	14,207,226	185,072	147,225

The other Trustees of the Trust not up for election in 2015 were Randall C. Barnes, Donald C. Cacciapaglia, Donald A. Chubb, Jr., Robert B. Karn III, Maynard F. Oliverius, and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Guggenheim Build America Bonds Managed Duration Trust and their principal business occupations during the past five years:

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2010	Current: Private Investor (2001-present).	91	Current: Trustee, Purpose
(1951)					Investments Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc.
(1993-1997); President, Pizza Hut International (1991-1993);
Senior Vice President, Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee	Since 2014	Current: Business broker and manager of commercial	87	Current: Midland Care, Inc.
Chubb, Jr.			real estate, Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)

54 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	87	Current: Westar Energy, Inc. (2004-
(1946)					present); CoreFirst Bank & Trust
(2000-present).
Roman Friedrich III	Trustee and	Since 2010	Current: Founder and President, Roman Friedrich	87	Current: Zincore Metals, Inc.
(1946)	Chairman of		& Company (1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Mercator Minerals Ltd.
	Committee				(2013-2014); First Americas Gold
Corp. (2012-2014); Blue Sky
Uranium Corp. (2011-2012); Axiom
Gold and Silver Corp. (2011-2012);
Stratagold Corp. (2003-2009); GFM).
Resources Ltd. (2005-2010
Robert B. Karn III	Trustee and	Since 2010	Current: Consultant (1998-present).	87	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner,		Resource Partners, LLC (2002-
	Committee		Financial and Economic Consulting, St. Louis office (1987-1997).		present).
Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	93	Current: Edward-Elmhurst
(1953)	Chairman of				Healthcare System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel, and
	and Governance		Corporate Secretary, Van Kampen Investments (1982-1999).
Committee
Maynard F.	Trustee	Since 2014	Current: Retired.	87	Current: Fort Hays State University
Oliverius					Foundation (1999-present);
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-		Stormont-Vail Foundation (2013-
			2012).		present); University of Minnesota
HealthCare Alumni Association
Foundation (2009-present).

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 55

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2010	Current: Portfolio Consultant (2010-present).	90	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager,
Nuveen Asset Management (1998-1999); Vice President, Nuveen
Investment Advisory Corp. (1992-1999); Vice President and
Manager, Nuveen Unit Investment Trusts (1991-1999); and
Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.
(1982-1999).
Interested Trustee:
Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund	221	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief Executive		Complex (2012-present); Vice Chairman, Guggenheim		Company (2015-present);
(1951)	Officer		Investments (2010-present).		Guggenheim Partners Japan, Ltd.
	and Trustee				(2014-present); Delaware Life
			Former: Chairman and CEO, Channel Capital Group, Inc. (2002-		(2013-present); Guggenheim Life
			2010).		and Annuity Company (2011-
present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

—Messrs. Karn, Oliverius and Toupin, are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of share-holders for fiscal year ending May 31, 2016.

—Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2017.

—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of share-holders for fiscal year ending May 31, 2018.

***	This Trustee is deemed to be an "interested person" of the Trust under the 1940 Act by reason of his position with the Trusts' Adviser and/or the parent of the Adviser.

56 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

Officers

The Officers of the Guggenheim Build America Bonds Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of
and Year of Birth	the Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC
(1966)	Treasurer		(2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President,
Rydex Advisors II, LLC (2010).
William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds
Belden, III			Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments
Catalucci	Compliance		(2012-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President &
Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice
President, Rydex Advisors, LLC and certain affiliates (2010-2011).
Mark J. Furjanic	Assistant	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex
(1959)	Treasurer		(2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley	Assistant	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2012	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim
(1961)	Officer		Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 57

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2015

	Position(s)	Term of Office
Name, Address*	held with	and Length of
and Year of Birth	the Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments
(1978)			(2007-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments
(1984)	Secretary		(2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex
(1974)	Treasurer		(2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund
Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund
Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-
(1979)			present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing
(1955)	Officer, Chief		Director, Guggenheim Investments (2010-present).
Accounting Officer
	and Treasurer		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing
Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and
Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.

**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

58 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2015

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 59

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: 866-488-3559.

60 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST (GBAB)	May 31, 2015

Guggenheim Build America Bonds Managed Duration Trust (the “Fund”) was organized as a Delaware statutory trust on June 30, 2010, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), a subsidiary of Guggenheim Funds Services, LLC (“GFS”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, GFS, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.”) Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Fund’s Board of Trustees (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel for the Fund.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and GPIM is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 61

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST (GBAB) continued	May 31, 2015

renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of GFIA and GPIM providing services to the Fund; (ii) descriptions of various services performed by Guggenheim for the Fund, including the provision of a continuous investment program for the Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each firm’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of GFIA and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and with respect to the Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Fund to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of both of the Advisory Agreements for an additional 12-month term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser. The Committee took into account information provided by Guggenheim describing and illustrating the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, including

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AMERICA BONDS MANAGED DURATION TRUST (GBAB) continued	May 31, 2015

analyses and monitoring of returns versus peer funds and relevant indices on both a market price and net asset value (“NAV”) basis, volatility, dividend yield, premium/discount and use of derivatives, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also considered the secondary market support services provided by Guggenheim to the Fund and, in this regard, noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisers, data dissemination and relationship management. In addition, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Fund, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Fund or are significant to the operations of the Adviser.

The Committee also considered the Adviser’s attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements and noted that on a regular basis the Board receives and reviews information from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to consolidate compliance manuals and align processes of the Fund with those of other Guggenheim Funds managed by GFIA or an affiliate. In connection with the Committee’s evaluation of the overall package of services provided by the Adviser, the Committee considered the Adviser’s role in monitoring and coordinating compliance responsibilities with the administrator, custodian and other service providers to the Fund.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning Guggenheim Investments’ holding company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), including GFIA. (The Committee received the audited consolidated financial statements of GPIMH and audited financial statements of GFIA once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST (GBAB) continued	May 31, 2015

Investment Performance: The Fund commenced investment operations on October 26, 2010. The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on an NAV and market price basis for the three-year and one-year periods ended December 31, 2014. The Committee compared the Fund’s performance to a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) and the Fund’s benchmark for the same time periods. The peer group of funds included other closed-end funds that invest primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”) and excludes funds that generally employ less than 20% financial leverage. The Committee considered that the peer group of funds (with four constituent funds, including the Fund) is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.

The Committee noted that the Fund’s investment results were consistent with the Fund’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser. In addition, the Committee considered the Fund’s structure and form of leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2014, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2014. Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and total net expense ratio to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds. The Committee noted that the advisory fee was the lowest advisory fee of the peer group of funds. The Committee noted that the Fund’s total net expense ratio was the highest of its peer group of four funds, and also noted that the expenses of the Fund include the cost of leverage.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees from the Fund for (i) providing certain administrative services pursuant to an administration agreement, and (ii) maintaining the books and records of the Fund’s securities and cash pursuant to a fund accounting agreement; and that another affiliate,

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GPIM, receives sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow (primarily through the appreciation of the Fund’s investment portfolio), whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the Adviser’s view that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which do not continuously offer new shares. The Committee also noted the Adviser’s statement that a small number of large closed-end fund sponsors implement fund- and complex-level breakpoints. In addition, the Committee took into account the competitiveness of the Fund’s advisory fee, which was the lowest advisory fee in its peer group, and noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee considered the review of certain unaudited financial information concerning GPIMH by the Chief Financial Officer of Guggenheim Investments, as discussed above. (The Committee received the audited financial statements of GPIM once available following the May Meeting and, as noted, received the audited financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s primary investment objective of providing current income and the Fund’s secondary objective of long-term capital appreciation. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that the Sub-Adviser

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 65

APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST (GBAB) continued	May 31, 2015

and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee noted that the Fund’s performance on an NAV basis lagged behind the median return of its peer group of funds over the three-year and one-year periods ended December 31, 2014 (67th percentile and 100th percentile, respectively). The Committee also compared the Fund’s investment performance on an NAV basis to the Bank of America Merrill Lynch Build America Bond Index, noting that the Fund’s return for three-year and one-year periods ended December 31, 2014 exceeded the benchmark’s return. The Committee noted that the Fund’s investment results were consistent with the Fund’s primary investment objective of providing current income and its secondary objective of long-term capital appreciation.

The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies relative both to their market benchmarks as well as relative to peer groups of competitor strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha versus the Fund’s peers and, in this regard, noted Guggenheim’s statement that the Fund’s risk profile has been consistently lower than its benchmark and peer group. In addition, in evaluating the Fund’s performance relative to its peer group, the Committee noted the portfolio characteristics that distinguish the Fund from its peers, including the Fund’s lower duration, the Fund’s security selection within the BABs market and the diversification impact of the 20% “non-BABs” portion of the Fund’s portfolio and the impact of the foregoing on risk-adjusted returns compared to its peers.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to GPIM for the twelve months ended December 31, 2014. In addition, the Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to another fund and separately managed account with a similar investment objective and strategies (the “Other Accounts”) and noted that the Fund’s advisory fee is higher than that of the Other Accounts. In this regard, the Committee considered Guggenheim’s explanation that there are challenges to managing the Fund that are not present with respect to managing the Other Accounts, noting, in particular, the Fund’s focus on taxable municipals and the complexities of that investment strategy.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)

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APPROVAL OF ADVISORY AGREEMENTS – GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST (GBAB) continued	May 31, 2015

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional 12-month term.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 67

TRUST INFORMATION	May 31, 2015

Board of Trustees
Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested person” (as defined
in section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of
his position as the President and CEO of the
Investment Adviser and the Sub-Adviser.

Principal Executive Officers
Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Accounting Agent and Administrator
Rydex Fund Services, LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
McLean, VA

70 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT

FUND INFORMATION continued	May 31, 2015

Privacy Principles of Guggenheim Build America Bonds Managed Duration Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Build America Bonds Managed Duration Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Guggenheim Build America Bonds Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST ANNUAL REPORT l 71

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GBAB-AR-0515

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)          (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn III.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $48,398 and $47,093 for the fiscal years ended May 31, 2015 and May 31, 2014, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended May 31, 2015 and May 31, 2014 respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $10,026 and $7,725 for the fiscal years ended May 31, 2015 and May 31, 2014, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended May 31, 2015 and May 31, 2014, respectively.

The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.  Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

                Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

  Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services

•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

V.B.3.   Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-

approvals shall be presented to the Committee no later than the next Committee meeting.
(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser were $48,611 and $44,475 for the fiscal years ended May 31, 2015 and May 31, 2014, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.

(b)	Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”)

and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2014:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2007	Guggenheim Partners Investment Management, LLC.: CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2007	Guggenheim Partners Investment Management, LLC.: Senior Managing Director and Assistant Chief Investment Officer – 2007–Present.
James E. Pass – Senior Managing Director, Municipals	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director, Municipals – 2009–Present.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2015:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	29	$11,041,360,102	0

Other pooled investment vehicles	69	$19,853,291,453	29	$11,613,866,732

Other accounts	147	$119,043,805,588	10	$1,091,860,715

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$11,931,742,342	0	$0
Other pooled investment vehicles	2	$3,880,698,720	2	$3,880,698,720
Other accounts	29	$88,958,054,962	1	$340,727,688

James Pass:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$583,590,391	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$213,541,249	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates Mr. Minerd, Ms. Walsh, and Mr. Pass for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2015:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh James Pass	None $100,001-$500,000 $10,001 - $100,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Build America Bonds Managed Duration Trust

By:       /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:    August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Donald C. Cacciapaglia

Name:  Donald C. Cacciapaglia

Title:    Chief Executive Officer

Date:     August 7, 2015

By:         /s/ John L. Sullivan

Name:   John L. Sullivan

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:     August 7, 2015